Exhibit 10.32

FIRST AMENDMENT

TO

APPOINTMENT AND NOMINATION AGREEMENT

This First Amendment to Appointment and Nomination Agreement (this “Amendment”) dated January 10, 2014, amends that certain Appointment and Nomination Agreement (the “Agreement”) dated November 27, 2013, by and among the persons and entities listed on Schedule A (collectively, the “Blue Clay Group”, and individually a “member” of the Blue Clay Group), Famous Dave’s of America, Inc. (together with its subsidiaries, the “Company”) and Adam Wright, in his individual capacity and as a member of the Blue Clay Group (the “Blue Clay Designee”). Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Agreement.

In consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1. Section 1(b) of the Agreement is amended in its entirety to read as follows:

“(b) The Company agrees to include the Blue Clay Designee in its slate of nominees for election as one of no more than eight directors of the Company at the 2014 Annual Meeting (the “Company Slate”). The Board will publicly recommend and solicit proxies for the election of the Blue Clay Designee at the 2014 Annual Meeting in the same manner as it does for all the other members of the Company Slate.”

2. Except as specifically provided herein, the Agreement shall remain in full force and effect according to its terms. This Amendment may be executed in two or more counterparts either manually or by electronic or digital signature (including by facsimile or electronic mail transmission), each of which shall be deemed to be an original and all of which together shall constitute a single binding agreement on the parties, notwithstanding that not all parties are signatories to the same counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused the same to be executed by its duly authorized representative as of the date first above written.

FAMOUS DAVE’S OF AMERICA, INC.

By:		/s/ Dean A. Riesen
Name: Dean A. Riesen
Title: Chairman of the Board

BLUE CLAY CAPITAL MANAGEMENT, LLC

By:		/s/ Gary S. Kohler
Name: Gary S. Kohler
Title: Founding Principal, Portfolio Manager
and Chief Investment Officer

BLUE CLAY CAPITAL MASTER FUND LTD.

By:		/s/ Gary S. Kohler
Name: Gary S. Kohler
Title: Director

BLUE CLAY CAPITAL PARTNERS CO I LP

By:		BLUE CLAY CAPITAL MANAGEMENT,
LLC, its General Partner

	By:	/s/ Gary S. Kohler
Name: Gary S. Kohler
Title: Founding Principal, Portfolio Manager
and Chief Investment Officer

/s/ Adam Wright
Adam Wright, Individually

/s/ Gary S. Kohler
Gary S. Kohler, Individually

/s/ Brian Durst
Brian Durst, Individually

Schedule A

Members of Blue Clay Group

Blue Clay Capital Management, LLC

Blue Clay Capital Master Fund Ltd.

Blue Clay Capital Partners Co I LP

Gary S. Kohler

Adam Wright

Brian Durst